UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Aquaron Acquisition Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AQUARON ACQUISITION CORP.
515 Madison Avenue, 8th Floor
New York, NY 10022

NOTICE OF THE
ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 2, 2025

TO THE STOCKHOLDERS OF AQUARON ACQUISITION CORP.:

You are cordially invited to attend the annual meeting (the “annual meeting”) of stockholders of Aquaron Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”) to be held on May 2, 2025 at 11:00 a.m. Eastern time. The annual meeting will be held virtually at www.cleartrustonline.com/aqu. At the annual meeting, the stockholders will consider and vote upon the following proposals:

1.	Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to allow the Company to extend the date by which the Company must consummate a business combination (the “Extension”) on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 (the later such date actually extended being referred to as the “Extended Date”) (the “Extension Amendment Proposal”).

2.	Proposal 2 — A proposal to amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated October 3, 2022 and as amended on June 29, 2023 and April 30, 2024 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the initial public offering (“IPO”) of the Company (the “trust account”) if the Company has not completed its initial business combination, on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 by depositing into the trust account the lesser of $20,000 or $0.033 per public share for each one-month Extension (the “Trust Amendment Proposal”).

3.	Proposal 3 — A proposal to re-elect five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified (the “Director Proposal”).

4.	Proposal 4 — A proposal to ratify the appointment by our audit committee of UHY LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024 (the “Auditor Proposal”).

5.	Proposal 5 — A proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal or the Auditor Proposal (together with the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Proposal, the “Proposals”), or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal is more fully described in the accompanying proxy statement. The annual meeting will be a virtual meeting. You will be able to attend and participate in the annual meeting online by visiting www.cleartrustonline.co. Please see “Questions and Answers about the Annual Meeting — How do I attend the annual meeting?” for more information.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSALS AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

Under the current charter and the Trust Agreement, the required deposit amount into the Trust Account for each term extension by Aquaron Investments LLC (the “Sponsor”) or its affiliate or designees is $20,000 per month or $0.025 per public share on or prior to the date of each applicable deadline. Given the current market conditions, the Sponsor would like to pay extension fees that is the lesser of $20,000 or $0.033 per public share required for each monthly extension. The Company expects that there will be certain redemptions at the annual meeting.

As previously disclosed, Aquaron entered into an Agreement and Plan of Merger (the “Bestpath Merger Agreement”) on March 23, 2023, with Bestpath (Shanghai) IoT Technology Co., Ltd. (轻程（上海）物联网科技有限公司), a PRC limited liability company (“Bestpath”) and several other parties. Subsequent to the signing of the Bestpath Merger Agreement, Bestpath undertook certain reorganization to consolidate and concentrate its business (the “Reorganization”). In light of the Reorganization, as agreed by the parties, the Bestpath Merger Agreement was terminated pursuant to Section 11.1 thereunder on July 12, 2024, to allow the parties to enter into a new business combination agreement to accommodate the Reorganization.

On July 12, 2024, Aquaron entered into an Agreement and Plan of Merger (as amended from time to time, the “Merger Agreement”)with (i) HUTURE Ltd., a Cayman Islands exempted company as Holdco, (ii) HUTURE Group Limited, an exempted company incorporated in Cayman Islands and a direct wholly-owned subsidiary of Company as PubCo, (iii) Bestpath Merger Sub I Limited, an exempted company incorporated in Cayman Islands and a direct wholly-owned subsidiary of PubCo, and (iv) Bestpath Merger Sub II Inc., a Delaware corporation and a direct wholly-owned subsidiary of PubCo. This transaction will result in Holdco being operated under the PubCo following the business combination (the “Proposed Transaction”).

The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to complete the Proposed Transaction, including the necessary filings with the U.S. Securities and Exchange Commission related to the Proposed Transaction, but have determined that there will not be sufficient time before May 6, 2025 to hold a special meeting to obtain stockholder approval of, and to consummate, the Proposed Transaction. The Extension Amendment and the Trust Amendment will provide the Company with additional time to complete the Proposed Transaction compared to the current charter and Trust Agreement. Accordingly, our board of directors (the “Board”) has determined that the Extension is necessary in order to be able to consummate the Proposed Transaction and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment.

The purpose of the Director Proposal is to re-elect the five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified. The purpose of the Auditor Proposal is to ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. The purpose of the Adjournment Proposal is to allow the Company to adjourn the annual meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension.

Aquaron Investments LLC or its affiliate or designees (the “Contributors”) have agreed that if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, they will deposit to the trust account the lesser of $20,000 or $0.033 per public share per month to extend the date by which the Company must consummate a business combination on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 (or approximately $0.025 per share per month assuming no redemptions) (each being referred to herein as a “Contribution”). Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will not bear any interest and will be repayable by the Company to the Contributors upon consummation of an initial business combination. The Contributions will be forgiven by the Contributors if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to May 6, 2026, the Contributors would make aggregate Contributions in the amount of $240,000, or approximately $0.298 per share assuming no redemptions.

Once the Extension Amendment Proposal and Trust Amendment Proposal are approved on this annual meeting, the Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s Board otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

The affirmative vote of at least a majority of then Company’s outstanding common stock, par value $0.0001 per share, held by the Company’s public stockholders (the “public shares”), and the outstanding common stock, par value $0.0001 per share, held by the Company’s initial stockholders (the “founder shares” and, together with the public shares, the “common stock”), present and entitled to vote at the meeting, will be required to approve the Proposals. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the annual meeting.

Our Board has fixed the close of business on April 2, 2025 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the annual meeting will be available for ten days before the annual meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting.

In connection with the Extension Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal and the Trust Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[*] at the time of the annual meeting (based on the trust account balance as of [*], 2025, including interest and prior to the payment of taxes). The closing price of the Company’s common stock quoted on an over-the-counter trading market on April 2, 2025, was $11.60. Accordingly, if the market price were to remain the same until the date of the annual meeting, exercising redemption rights would result in a public stockholder receiving approximately $[*] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, including the rights included in the units sold in the IPO (the “public rights”), which will expire worthless in the event the Company winds up.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

After careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal, and, if presented, the Adjournment Proposal are advisable and recommends that you vote or give instruction to vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal and, if presented, the Adjournment Proposal.

Enclosed is the proxy statement containing detailed information concerning the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal and the Adjournment Proposal and the annual meeting. Whether or not you plan to attend the annual meeting, the Company urges you to read this material carefully and vote your shares.

You will have the opportunity to present questions to our management, including regarding our Annual Report on Form 10-K for the fiscal year ended December 31, 2024, as filed with the SEC on [*], 2025 (the “2024 Annual Report”), at the annual meeting.

This Proxy Statement is dated [*], 2025 and is first being mailed to shareholders on or about [*], 2025.

April 2, 2025	By Order of the Board of Directors,
/s/
Yi Zhou
Chief Executive Officer, President and Chairwoman of the Board

Each stockholder’s vote is very important. Whether or not you plan to attend the annual meeting, please follow the instructions to vote online or sign, date and return your proxy card without delay to ClearTrust, LLC.

If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Board “FOR” each of the Proposals presented at the annual meeting. Votes received after a matter has been voted upon at the annual meeting will not be counted. If you fail to return your proxy card by the deadline specified and do not attend the annual meeting in person, the effect will be that your shares will not be counted for purposes of determining whether a quorum is present at the annual meeting but will otherwise have no effect on the Proposals.

If you hold your shares in “street name,” which means your shares are held of record by a broker, bank or nominee, you should contact your broker to ensure that votes related to the shares you beneficially own are properly counted. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to non-routine matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe the Proposals presented to the stockholders at the annual meeting, including the Adjournment Proposal, will be considered non-routine and, therefore, your broker, bank or nominee cannot vote your shares without your instruction on any of the Proposals presented at the annual meeting. In this regard, you must provide the broker, bank or nominee with instructions on how to vote your shares or, if you wish to attend the meeting and vote, obtain a proxy from your broker, bank or nominee. If you do not provide instructions with your proxy, your broker, bank or other nominee may still deliver a proxy card expressly indicating that it is NOT voting your shares; this indication that a broker, bank or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of establishing a quorum but will not be counted as votes cast at the annual meeting, and otherwise will have no effect on a particular proposal.

Aquaron’s stockholders may revoke proxies at any time before they are voted at the meeting. Voting by proxy will not prevent a stockholder from being able to vote online at the meeting. If you are a holder of record and you attend the annual meeting and wish to vote online, you may withdraw your proxy and vote online at the meeting. If you hold your shares through a bank or brokerage firm, you should follow the instructions of your bank or brokerage firm regarding revocation of proxies. Assuming that a quorum is present, attending the annual meeting either in person online or by proxy and abstaining from voting will have the same effect as voting against all the Proposals.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST (1) IF YOU HOLD PUBLIC SHARES THROUGH UNITS, ELECT TO SEPARATE YOUR UNITS INTO THE UNDERLYING PUBLIC SHARES AND PUBLIC RIGHTS PRIOR TO EXERCISING YOUR REDEMPTION RIGHTS WITH RESPECT TO THE PUBLIC SHARES, (2) SUBMIT A WRITTEN REQUEST TO THE TRANSFER AGENT BY 5:00 P.M. EASTERN TIME ON APRIL 30, 2025, THE DATE THAT IS TWO BUSINESS DAYS PRIOR TO THE SCHEDULED VOTE AT THE ANNUAL MEETING, THAT YOUR PUBLIC SHARES BE REDEEMED FOR CASH, INCLUDING THE LEGAL NAME, PHONE NUMBER, AND ADDRESS OF THE BENEFICIAL OWNER OF THE SHARES FOR WHICH REDEMPTION IS REQUESTED, AND (3) DELIVER YOUR SHARES OF COMMON STOCK TO THE TRANSFER AGENT, PHYSICALLY OR ELECTRONICALLY USING THE DEPOSITORY TRUST COMPANY’S DWAC (DEPOSIT WITHDRAWAL AT CUSTODIAN) SYSTEM, IN EACH CASE IN ACCORDANCE WITH THE PROCEDURES AND DEADLINES DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT. IF YOU HOLD THE SHARES IN STREET NAME, YOU WILL NEED TO INSTRUCT THE ACCOUNT EXECUTIVE AT YOUR BANK OR BROKER TO WITHDRAW THE SHARES FROM YOUR ACCOUNT IN ORDER TO EXERCISE YOUR REDEMPTION RIGHTS.

PROXY STATEMENT — DATED APRIL 2, 2025

AQUARON ACQUISITION CORP.
515 Madison Avenue, 8th Floor
New York, NY 10022

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 2, 2025

The annual meeting of stockholders (the “annual meeting”) of Aquaron Acquisition Corp., a Delaware corporation (the “Company,” “we,” “us” or “our”), will be held at 11:00 a.m., on May 2, 2025. The annual meeting will be held virtually, at www.cleartrustonline.com/aqu. At the annual meeting, the stockholders will consider and vote upon the following proposals:

1.	Proposal 1 — A proposal to amend (the “Extension Amendment”) the Company’s Amended and Restated Certificate of Incorporation (our “charter”) to allow the Company to extend the date by which the Company must consummate a business combination (the “Extension”) on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 (the later such date actually extended being referred to as the “Extended Date”) (the “Extension Amendment Proposal”).

2.	Proposal 2 — A proposal to amend (the “Trust Amendment”) the Investment Management Trust Agreement, dated October 3, 2022 and as amended on June 29, 2023 (the “Trust Agreement”), by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the initial public offering (“IPO”) of the Company (the “trust account”) if the Company has not completed its initial business combination, on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 by depositing into the trust account the lesser of $20,000 or $0.033 per public share for each one-month Extension (the “Trust Amendment Proposal”).

3.	Proposal 3 — A proposal to re-elect five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified (the “Director Proposal”).

4.	Proposal 4 — A proposal to ratify the appointment by our audit committee of UHY LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024 (the “Auditor Proposal”).

5.	Proposal 5 — A proposal to approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal or the Auditor Proposal (together with the Extension Amendment Proposal, the Trust Amendment Proposal and the Director Proposal, the “Proposals”), or if we determine that additional time is necessary to effectuate the Extension (the “Adjournment Proposal”). The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

The purpose of the Proposals, and, if necessary, the Adjournment Proposal, is more fully described herein. The annual meeting will be a virtual meeting. You will be able to attend and participate in the annual meeting online by visiting www.cleartrustonline.com/aqu. Please see “Questions and Answers about the Annual Meeting — How do I attend the annual meeting?” for more information.

Under the current charter and the Trust Agreement, the required deposit amount into the Trust Account for each term extension by Aquaron Investments LLC (the “Sponsor”) or its affiliate or designees is $20,000 per month or $0.025per public share on or prior to the date of each applicable deadline. Given the current market conditions, the Sponsor would like to pay extension fees that is the lesser of $20,000 or $0.033 per public share required for each monthly extension. The Company expects that there will be certain redemptions at the annual meeting.

As previously disclosed, Aquaron entered into the Bestpath Merger Agreement on March 23, 2023, with Bestpath and several other parties. Subsequent to the signing of the Bestpath Merger Agreement, Bestpath undertook the Reorganization. In light of the Reorganization, as agreed by the parties, the Bestpath Merger Agreement was terminated pursuant to Section 11.1 thereunder on July 12, 2024, to allow the parties to enter into a new business combination agreement to accommodate the Reorganization.

On July 12, 2024, Aquaron entered into the Merger Agreement with (i) HUTURE Ltd., a Cayman Islands exempted company as Holdco, (ii) HUTURE Group Limited, an exempted company incorporated in Cayman Islands and a direct wholly-owned subsidiary of Company as PubCo, (iii) Bestpath Merger Sub I Limited, an exempted company incorporated in Cayman Islands and a direct wholly-owned subsidiary of PubCo, and (iv) Bestpath Merger Sub II Inc., a Delaware corporation and a direct wholly-owned subsidiary of PubCo. The Proposed Transaction will result in Holdco being operated under the PubCo following the business combination.

The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to complete the Proposed Transaction, including the necessary filings with the U.S. Securities and Exchange Commission related to the Proposed Transaction, but have determined that there will not be sufficient time before May 6, 2025 to hold a special meeting to obtain stockholder approval of, and to consummate, the Proposed Transaction. The Extension Amendment and the Trust Amendment will provide the Company with additional time to complete the Proposed Transaction compared to the current charter and Trust Agreement. Accordingly, our board of directors (the “Board”) has determined that the Extension is necessary in order to be able to consummate the Proposed Transaction and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. The purpose of the Adjournment Proposal is to allow the Company to adjourn the annual meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension.

Aquaron Investments LLC or its affiliate or designees (the “Contributors”) have agreed that if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, they will deposit to the trust account the lesser of $20,000 or $0.033 per public share per month to extend the date by which the Company must consummate a business combination on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 (or approximately $0.025 per share per month assuming no redemptions) (each being referred to herein as a “Contribution”). Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will not bear any interest and will be repayable by the Company to the Contributors upon consummation of an initial business combination. The Contributions will be forgiven by the Contributors if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to May 6, 2026, the Contributors would make aggregate Contributions in the amount of $240,000, or approximately $0.298 per share assuming no redemptions.

Once the Extension Amendment Proposal and Trust Amendment Proposal are approved on this annual meeting, the Company will have the sole discretion whether to continue extending the time to complete a business combination until the Extended Date, and if the Company determines not to continue extending for an additional period, any obligation to make additional Contributions will terminate. If this occurs, or if the Company’s Board otherwise determines that the Company will not be able to consummate an initial business combination by the Extended Date and does not wish to seek an additional Extension, the Company would wind up the Company’s affairs and redeem 100% of the outstanding public shares in accordance with the same procedures set forth below that would be applicable if the Extension Amendment Proposal and the Trust Amendment Proposal are not approved.

The affirmative vote of at least a majority of then Company’s outstanding common stock, par value $0.0001 per share, held by the Company’s public stockholders (the “public shares”), and the outstanding common stock, par value $0.0001 per share, held by the Company’s initial stockholders (the “founder shares” and, together with the public shares, the “common stock”), present and entitled to vote at the meeting, will be required to approve the Proposals. Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the annual meeting.

Our Board has fixed the close of business on April 2, 2025 as the record date for determining the Company’s stockholders entitled to receive notice of and vote at the annual meeting and any adjournment thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the annual meeting or any adjournment thereof. A complete list of stockholders of record entitled to vote at the annual meeting will be available for ten days before the annual meeting at the Company’s principal executive offices for inspection by stockholders during ordinary business hours for any purpose germane to the annual meeting.

In connection with the Extension Amendment Proposal, holders of public shares (“public stockholders”) may elect to redeem their public shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by the Company in connection with the IPO (the “trust account”) as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares (the “Election”), regardless of whether such public stockholders vote on the Extension Amendment Proposal and the Trust Amendment Proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved by the requisite vote of stockholders, the holders of public shares that do not make the Election will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who do not make the Election would be entitled to have their public shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

The withdrawal of funds from the trust account in connection with the Election will reduce the amount held in the trust account following the Election, and the amount remaining in the trust account after such withdrawal may be only a fraction of the $[*] million (including interest but prior to the payment of taxes) that was in the trust account as of [*], 2025. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

The Company estimates that the per share price at which the public shares may be redeemed from cash held in the trust account will be approximately $[*] at the time of the annual meeting (based on the trust account balance as of [*], 2025, including interest and prior to the payment of taxes). The closing price of the Company’s common stock quoted on an over-the-counter trading market on April 2, 2025, was $11.60. Accordingly, if the market price were to remain the same until the date of the annual meeting, exercising redemption rights would result in a public stockholder receiving approximately $[*] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

The purpose of the Director Proposal is to re-elect the five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified. The purpose of the Auditor Proposal is to ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

The Adjournment Proposal, if adopted, will allow our Board to adjourn the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event the Company winds up.

Aquaron Investments LLC, a Delaware limited liability company (the “Sponsor”), has agreed that it will be liable to the Company if and to the extent any claims by a third party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to the Company, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below (i) $10.15 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended. However, we have not asked the Sponsor to reserve for such indemnification obligations, nor have we independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believe that the Sponsor’s only assets are securities of the Company. Therefore, we cannot assure that the Sponsor would be able to satisfy those obligations.

Under the Delaware General Corporation Law (the “DGCL”), stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If the corporation complies with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against the corporation, a 90-day period during which the corporation may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

However, because the Company will not be complying with Section 280 of the DGCL, Section 281(b) of the DGCL requires the Company to adopt a plan, based on facts known to the Company at such time that will provide for our payment of all existing and pending claims or claims that may be potentially brought against the Company within the subsequent ten years following our dissolution. However, because the Company is a blank check company, rather than an operating company, and our operations have been limited to searching for prospective target businesses to acquire, the only likely claims to arise would be from our vendors (such as lawyers, investment bankers, etc.) or prospective target businesses.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, such approval will constitute consent for the Company to (i) remove from the trust account an amount (the “Withdrawal Amount”) equal to the number of public shares properly redeemed multiplied by the per share price, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares and (ii) deliver to the holders of such redeemed public shares their portion of the Withdrawal Amount. The remainder of such funds shall remain in the trust account and be available for use by the Company to complete a business combination on or before the Extended Date. Holders of public shares who do not redeem their public shares now will retain their redemption rights and their ability to vote on a business combination through the Extended Date if the Extension Amendment Proposal and the Trust Amendment Proposal are approved.

Our Board has fixed the close of business on April 2, 2025 as the date for determining the Company stockholders entitled to receive notice of and vote at the annual meeting. Only record holders of the Company’s common stock at the close of business on the record date are entitled to vote or have their votes cast at the annual meeting. On the record date, there were 2,428,412 outstanding shares of common stock entitled to vote on the Proposals. The Company’s rights do not have voting rights in connection with the Proposals or, if presented, the Adjournment Proposal.

This proxy statement contains important information about the annual meeting and the proposals to be voted on at the annual meeting. Please read it carefully and vote your shares.

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FORWARD-LOOKING STATEMENTS

This proxy statement contains statements that are forward-looking and as such are not historical facts. This includes, without limitation, statements regarding the Company’s financial position, business strategy and the plans and objectives of management for future operations, including as they relate to a business combination. These statements constitute projections, forecasts and forward-looking statements, and are not guarantees of performance. They involve known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by these statements. Such statements can be identified by the fact that they do not relate strictly to historical or current facts. When used in this proxy statement, words such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. When the Company discusses its strategies or plans, including as they relate to a business combination, it is making projections, forecasts or forward-looking statements. Such statements are based on the beliefs of, as well as assumptions made by and information currently available to, the Company’s management. Actual results and stockholders’ value will be affected by a variety of risks and factors, including, without limitation, international, national and local economic conditions, merger, acquisition and business combination risks, financing risks, geo-political risks, acts of terror or war, and those risk factors described on Form 10-K filed with the SEC on April [*], 2025, in this proxy statement and in other reports the Company files with the SEC. Many of the risks and factors that will determine these results and stockholders’ value are beyond the Company’s ability to control or predict.

All such forward-looking statements speak only as of the date of this proxy statement. The Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. All subsequent written or oral forward-looking statements attributable to us or persons acting on the Company’s behalf are qualified in their entirety by this “Forward-Looking Statements” section.

RISK FACTORS

You should consider carefully all of the risks described in our prospectus dated October 3, 2022, the Form 10-K filed with the SEC on April [*], 2025, and the other reports we file with the SEC before making a decision to invest in our securities. Furthermore, if any of the following events occur, our business, financial condition and operating results may be materially adversely affected or we could face liquidation. In that event, the trading price of our securities could decline, and you could lose all or part of your investment. The risks and uncertainties described in our prospectus and other reports we filed with the SEC and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Why am I receiving this proxy statement?

This proxy statement and the accompanying materials are being sent to you in connection with the solicitation of proxies by the Board, for use at the annual meeting of stockholders to be held on May 2, 2025 at 11:00 a.m. Eastern time. The annual meeting will be held at www.cleartrustonline.com/aqu. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the annual meeting.

On October 6, 2022, we completed our IPO of 5,000,000 units at an offering price of $10.00 per unit (the “Public Units”), generating gross proceeds of $50,000,000. Simultaneously with the IPO, the Company sold to its Sponsor 256,250 units at $10.00 per unit (the “Private Units”) in a private placement generating total gross proceeds of $2,562,500.

We granted the underwriter a 45-day option to purchase up to an additional 750,000 Units at the IPO price to cover over-allotments, if any. On October 14, 2022, the underwriters partially exercised the over-allotment option to purchase 417,180 Units (the “Over-Allotment Option Units”) at $10.00 per Unit generating total gross proceeds of $4,171,800. Simultaneously with the sale of the Over-Allotment Option Units, we consummated the private placement of an additional 12,515 Private Units generating gross proceeds of $125,154.

A total of $54,984,377 of the net proceeds from the sale of the Public Units and Private Units in the IPO (including the Over-Allotment Option Units) and the private placements on October 6, 2022 and October 14, 2022, were deposited in a trust account with Continental Stock Transfer & Trust Company acting as trustee.

After the redemptions in connection with the stockholders’ vote at the special meeting and annual meeting held by Aquaron on June 28, 2023 and April 30, 2024, on the record date, there were 2,428,412 outstanding shares of common stock entitled to vote on the Proposals.

The trust account was invested in U.S. government securities, within the meaning set forth in Section 2(a)(16) of the Investment Company Act, with a maturity of 185 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct U.S. government treasury obligations, until the earliest of: (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Company’s charter (i) to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if the Company does not complete its initial business combination within 9 months (or up to 15 months if the Combination Period is extended in accordance with the existing charter) from the closing of the IPO or (ii) with respect to any other provision relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of the Company’s public shares if the Company is unable to complete the initial business combination within the Combination Period (as defined below). Like most blank check companies, our charter provides for the return of the IPO proceeds held in the trust account to the holders of shares of common stock sold in the IPO if there is no qualifying business combination consummated on or before a certain date (the “Combination Period”). In our case such certain date is May 6, 2025 (unless the Combination Period is further extended as described in Proposal 1 and Proposal 2). Our Board has determined that it is in the best interests of the Company to amend the Company’s charter to allow the Company to extend the date to consummate a business combination on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 in order to allow the Company more time to complete a business combination. Therefore, our Board is submitting the proposals described in this proxy statement for the stockholders to vote upon.

What is being voted on?

You are being asked to vote on each of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal and, if presented, the Adjournment Proposal. The proposals are listed below:

1.	Extension Amendment Proposal: To amend our charter to allow the Company to extend the date by which the Company must consummate a business combination on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026.

2.	Trust Amendment Proposal: To amend the Trust Agreement to extend the liquidation date on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 by depositing into the trust account the lesser of $20,000 or $0.033 per public share for each one-month Extension.

3.	Director Proposal: To re-elect five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified.

4.	Auditor Proposal: To ratify the appointment by our audit committee of UHY LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

5.	Adjournment Proposal: To approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals, or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

What are the purposes of the Extension Amendment and the Trust Amendment and the Proposals?

Under the current charter and the Trust Agreement, the required deposit amount into the Trust Account for each term extension by the Sponsor, its affiliate or designees is $20,000 per month or $0.025per public share on or prior to the date of each applicable deadline. Given the current market conditions, the Sponsor would like to pay extension fees is the lesser of $20,000 or $0.033 per public share required for each monthly extension. The Company expects that there will be certain redemptions at the annual meeting.

As previously disclosed, on July 12, 2024, the Company entered into the Merger Agreement with the Holdco, the PubCo, and two merger subs, which will result in Holdco being operated under the PubCo following the Proposed Transaction. The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to complete the Proposed Transaction, including the necessary filings with the U.S. Securities and Exchange Commission related to the Proposed Transaction, but have determined that there will not be sufficient time before May 6, 20254 to hold a special meeting to obtain stockholder approval of, and to consummate, the Proposed Transaction. The Extension Amendment and the Trust Amendment will provide the Company with additional time to complete a business combination compared to the current charter and Trust Agreement. Accordingly, our Board has determined that the Extension is necessary in order to be able to consummate the Proposed Transaction and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment.

The purpose of the Director Proposal is to re-elect the five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified. The purpose of the Auditor Proposal is to ratify the appointment of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024. The purpose of the Adjournment Proposal is to allow the Company to adjourn the annual meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension.

Approval of the Extension Amendment Proposal and the Trust Amendment Proposal is a condition to the implementation of the Extension.

If the Extension is implemented, such approval will constitute consent for the Company to remove the Withdrawal Amount from the trust account, deliver to the holders of redeemed public shares their portion of the Withdrawal Amount and retain the remainder of the funds in the trust account for the Company’s use in connection with consummating a business combination on or before the Extended Date.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal and the Trust Amendment Proposal are approved and the amount remaining in the trust account may be only a fraction of the $[*] million (including interest and prior to the payment of pay taxes) that was in the trust account as of [*], 2025. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

The Adjournment Proposal will be presented at the annual meeting only if there are not sufficient votes to approve the Proposals or if we determine that additional time is necessary to effectuate the Extension.

Why is the Company proposing the Extension Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal?

Under the current charter and the Trust Agreement, the required deposit amount into the Trust Account for each term extension by the Sponsor or its affiliate or designees is $20,000 per month or $0.025per public share on or prior to the date of each applicable deadline. Given the current market conditions, the Sponsor would like to pay extension fees is the lesser of $20,000 or $0.033 per public share required for each monthly extension. The Company expects that there will be certain redemptions at the annual meeting.

As previously disclosed, on July 12, 2024, the Company entered into the Merger Agreement with the Holdco, the PubCo, and two merger subs, which will result in Holdco being operated under the PubCo following the Proposed Transaction. The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to complete the Proposed Transaction, including the necessary filings with the U.S. Securities and Exchange Commission related to the Proposed Transaction, but have determined that there will not be sufficient time before May 6, 2025 to hold a special meeting to obtain stockholder approval of, and to consummate, the Proposed Transaction. The Extension Amendment and the Trust Amendment will provide the Company with additional time to complete a business combination compared to the current charter and Trust Agreement.

Accordingly, our Board has determined that the Extension is necessary in order to be able to consummate the Proposed Transaction and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. The purpose of the Adjournment Proposal is to allow the Company to adjourn the annual meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals, including the Extension Amendment Proposal and the Trust Amendment Proposal, or if we determine that additional time is necessary to effectuate the Extension. Accordingly, our Board is proposing the Proposals, including the Extension Amendment Proposal, the Trust Amendment Proposal, and, if necessary, the Adjournment Proposal to extend the Company’s corporate existence until the Extended Date.

You are not being asked to vote on any proposed business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares now, you will retain the right to vote on any proposed business combination when and if one is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a proposed business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

Why should I vote for the Extension Amendment Proposal and the Trust Amendment Proposal?

As previously disclosed, on July 12, 2024, the Company entered into the Merger Agreement with the Holdco, the PubCo, and two merger subs , which will result in Holdco being operated under the PubCo following the Proposed Transaction. The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to complete the Proposed Transaction, including the necessary filings with the U.S. Securities and Exchange Commission related to the Proposed Transaction, but have determined that there will not be sufficient time before May 6, 2025 to hold a special meeting to obtain stockholder approval of, and to consummate, the Proposed Transaction. The Extension Amendment and the Trust Amendment will provide the Company with additional time to complete a business combination compared to the current charter and Trust Agreement. Accordingly, our Board has determined that the Extension is necessary in order to be able to consummate the Proposed Transaction and believes that it is in the best interests of our stockholders to extend the date by which the Company must consummate a business combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment.

Our charter provides that if our stockholders approve an amendment to our charter that would affect the substance or timing of the Company’s obligation to redeem 100% of the Company’s public shares if the Company does not complete a business combination within the Combination Period, the Company will provide our public stockholders with the opportunity to redeem all or a portion of their shares of common stock upon such approval at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. This charter provision was included to protect the Company’s stockholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination in the timeframe contemplated by the charter. The Company also believes, however, that given the Company’s expenditure of time, effort and money on pursuing the Proposed Transaction, circumstances warrant providing those who believe they might find a business combination to be an attractive investment with an opportunity to consider such transaction.

The Trust Agreement provides that if a business combination has not been consummated by the later of (1) May 6, 2024, (2) up to the 31-month anniversary from the closing of IPO, i.e., May 6, 2025, and (3) such later date as provided in the Company’s Amended and Restated Certificate of Incorporation, the trust account is to be liquidated and its proceeds are to be distributed to the Company’s public stockholders of record as of such date, including interest earned on the funds held in the trust account and not previously released to the Company to pay its taxes. The purpose of the Trust Amendment is to amend the Trust Agreement to extend the liquidation date of the trust account on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 to match the Company’s charter if the Extension Amendment is approved.

Our Board recommends that you vote in favor of the Extension Amendment Proposal and the Trust Amendment Proposal but expresses no opinion as to whether you should redeem your public shares.

Why should I vote for the Adjournment Proposal?

If the Adjournment Proposal is presented and not approved by our stockholders, our Board may not be able to adjourn the annual meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Proposals.

Our Board recommends that you vote in favor of the Adjournment Proposal.

When would the Board abandon the Extension Amendment Proposal and the Trust Amendment Proposal?

Our Board will abandon the Extension Amendment and the Trust Amendment if our stockholders do not approve the Extension Amendment Proposal and the Trust Amendment Proposal. In addition, notwithstanding stockholder approval of the Extension Amendment Proposal, our Board will retain the right to abandon and not implement the Extension Amendment at any time without any further action by our stockholders.

How do the Company insiders intend to vote their shares?

The Company’s initial stockholders (the “initial stockholders”) and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of all proposals.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. On the record date, the initial stockholders beneficially owned and were entitled to vote 1,354,295 founder shares and 268,765 shares of common stock underlying the Private Units, which together represents 66.84% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the annual meeting, although they are under no obligation to do so. There is no limit on the number of shares our initial stockholders, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the annual meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal and Trust Amendment Proposal. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Does the Board recommend voting for the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal and, if presented, the Adjournment Proposal?

Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal and, if presented, the Adjournment Proposal are in the best interests of the Company and its stockholders. The Board unanimously recommends that stockholders vote “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal and, if presented, the Adjournment Proposal.

What vote is required to adopt the Proposals?

Approval of the Proposals will require the affirmative vote of holders of at least a majority of the Company’s outstanding shares of common stock, present and entitled to vote at the meeting, including those shares held as a constituent part of our units, on the record date.

If the Extension Amendment Proposal and Trust Amendment Proposal are approved, any holder of public shares may redeem all or a portion of their public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares.

What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the annual meeting.

What happens if I sell my public shares or units before the annual meeting?

The April 2, 2025 record date is earlier than the date of the annual meeting. If you transfer your public shares, including those shares held as a constituent part of our units, after the record date, but before the annual meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the annual meeting. If you transfer your public shares prior to the record date, you will have no right to vote those shares at the annual meeting. If you acquired your public shares after the record date, you will still have an opportunity to redeem them if you so decide.

What if I don’t want to vote for the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and/or the Auditor Proposal?

If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal to be approved, you must abstain, not vote, or vote against the proposal. If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, then the Withdrawal Amount will be withdrawn from the trust account and paid to the redeeming holders.

What if I don’t want to vote for the Adjournment Proposal?

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the vote on the Adjournment Proposal.

Will you seek any further extensions to liquidate the trust account?

Other than the extension until the Extended Date as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate its initial business combination, although it may determine to do so in the future.

What happens if the Extension Amendment Proposal or the Trust Amendment Proposal is not approved?

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, what happens next?

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Company will continue to attempt to consummate an initial business combination until the Extended Date.

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto. The Company will remain a reporting company under the Exchange Act, and its units, public shares, and public rights will remain publicly traded. The Company will also execute an amendment to the Trust Agreement in the form of Annex B hereto.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the Contributors have agreed they will contribute to the trust account the lesser of $20,000 or $0.033 per public share per month for each one-month Extension (or approximately $0.025 per share assuming no redemptions), up to twelve times till May 6, 2025. Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will not bear any interest and will be repayable by the Company to the Contributors upon consummation of an initial business combination. The Contributions will be forgiven by the Contributors if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to May 6, 2026, the Contributors would make aggregate Contributions in the amount of $240,000, or approximately $0.298 per share assuming no redemptions.

If the Extension Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the trust account will reduce the amount remaining in the trust account and increase the percentage interest of the Company’s common stock held by our initial stockholders through the founder shares.

If I do not redeem my shares now, would I still be able to vote on an initial business combination and exercise my redemption rights with respect to an initial business combination?

Yes. If you do not redeem your shares in connection with the Extension Amendment Proposal, then, assuming you are a stockholder as of the record date for voting on a business combination, you will be able to vote on the business combination when it is submitted to stockholders. You will also retain your right to redeem your public shares upon consummation of a business combination, subject to any limitations set forth in the charter, as amended.

When and where is the annual meeting?

The annual meeting will be held at 11:00 a.m. Eastern time, on May 2, 2025, in virtual format. The Company’s stockholders may attend, vote and examine the list of stockholders entitled to vote at the annual meeting by visiting www.cleartrustonline.com/aqu and entering the control number found on their proxy card, voting instruction form or notice included in their proxy materials. You may also attend the annual meeting telephonically by dialing +1 813-308-9980 (toll-free within the United States and Canada) or visit www.cleartrustonline.com/aqu for a listing of local international dial-in numbers. The pin number for telephone access is 173547#.  The annual meeting will be held in virtual meeting format only. You will not be able to attend the annual meeting physically.

How do I attend the virtual annual meeting, and will I be able to ask questions?

If you are a registered stockholder, you received a proxy card from the Company’s proxy agent, ClearTrust, LLC (“proxy agent”). The form contains instructions on how to attend the virtual annual meeting including the URL address, along with the access code. You will need the access code to join the meeting. You can also view the meeting access instructions provided herein, or by visiting www.cleartrustonline.com/aqu.

Beneficial holders, who own their investments through a bank or broker should view the meeting access instructions provided herein or by visiting www.cleartrustonline.com/aqu.

You do not need internet capabilities to access the meeting. Dial +1 813-308-9980, within the U.S. and Canada, or visit www.cleartrustonline.com/aqu for a listing of local international dial-in numbers; when prompted enter the pin number 173547#. This is listen only, you will not be able to vote or enter questions during the annual meeting.

How do I vote?

If you are a holder of record of Company common stock, including those shares held as a constituent part of our units, you may vote online or by submitting a proxy for the annual meeting. Whether or not you plan to attend the annual meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy online by visiting www.cleartrustonline.com/aqu, clicking “VOTE HERE”, and using your 12-digit control number located on your proxy card to vote.  You may also submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. We strongly encourage you to vote online. You may still attend the annual meeting and vote virtually if you have already voted by proxy.

If your shares of Company common stock, including those shares held as a constituent part of our units, are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

How do I change my vote?

If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later-dated, signed proxy card prior to the date of the annual meeting or by voting virtually at the annual meeting. Attendance at the annual meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to the Company at 515 Madison Avenue, 8th Floor, New York, NY 10022, Attn: Corporate Secretary.

How are votes counted?

Votes will be counted by the inspector of election appointed for the annual meeting, who will separately count “FOR” and “AGAINST” votes, abstentions and broker non-votes. The affirmative vote by holders of at least a majority of the Company’s outstanding common stock present and entitled to vote at the meeting is required to approve the Proposals. The Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented virtually or by proxy and entitled to vote thereon. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If my shares are held in “street name,” will my broker automatically vote them for me?

No. Under the rules governing banks and brokers who submit a proxy card with respect to shares held in street name, such banks and brokers have the discretion to vote on routine matters, but not on non-routine matters. It is expected that all proposals to be voted on at the annual meeting will be treated as “non-routine” matters, except for the Adjournment Proposal.

Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

What is a quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares of common stock on the record date, including those shares held as a constituent part of our units, are represented virtually or by proxy at the annual meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote virtually at the annual meeting. All of the Proposals to be voted on at the annual meeting are expected to be treated as “non-routine” matters, banks, brokers and other nominees will not have authority to vote on any of the Proposals unless instructed. If there is no quorum, the presiding officer of the annual meeting may adjourn the annual meeting to another date.

Who can vote at the annual meeting?

Only holders of record of the Company’s common stock, including those shares held as a constituent part of our units, at the close of business on April 2, 2025, are entitled to have their vote counted at the annual meeting and any adjournments or postponements thereof. As of the record date, there were 2,428,412 outstanding shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the record date your shares or units were registered directly in your name with the Company’s transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote virtually at the annual meeting or vote by proxy. Whether or not you plan to attend the annual meeting virtually, the Company urges you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the record date your shares or units were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting virtually. However, since you are not the stockholder of record, you may not vote your shares virtually at the annual meeting unless you request and obtain a valid proxy from your broker or other agent.

What interests do the Company’s directors and executive officers have in the approval of the Extension Amendment Proposal?

The Company’s directors and executive officers have interests in the Extension Amendment Proposal that may be different from, or in addition to, your interests as a stockholder. These interests include ownership by them or their affiliates of founder shares and the Private Units, loans by them that will not be repaid in the event of our winding up and the possibility of future compensatory arrangements. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers.”

What if I object to the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal and/or the Adjournment Proposal? Do I have appraisal rights?

Stockholders do not have appraisal rights in connection with either the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal or, if presented, the Adjournment Proposal under the DGCL.

What happens to the Company’s rights if the Extension Amendment Proposal and Trust Amendment Proposal are not approved?

If the Extension Amendment Proposal or the Trust Amendment Proposal is not approved, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no distribution from the trust account with respect to our rights, which will expire worthless in the event the Company winds up.

How do I redeem my public shares?

If the Extension is implemented, each public stockholder may seek to redeem all or a portion of his or her public shares at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to the approval of the Extension, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any stockholder vote to approve a business combination, or if the Company has not consummated a business combination by the Extended Date.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public rights prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m. Eastern time, on April 30, 2025 (two business days prior to the scheduled vote at the annual meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team E-mail: spacredemptions@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

Holders of units must elect to separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public rights, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

If you hold your shares through a bank or broker, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern time on April 30, 2025 (two business days before the scheduled vote at the annual meeting). You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the effective date of the Extension Amendment and Election.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system.

Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder.

It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the trust account. In the event that a public stockholder tenders its shares and decides prior to the vote at the annual meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the annual meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If I am a unit holder, can I exercise redemption rights with respect to my units?

No. Holders of outstanding units must separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver the certificate for such units to Continental Stock Transfer & Trust Company, our transfer agent, with written instructions to separate such units into public shares, and public rights. This must be completed far enough in advance to permit the mailing of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the public shares from the units. See “How do I redeem my public shares?” above.

What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your shares of common stock.

Where do I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the annual meeting.

Who can help answer my questions?

If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact:

Aquaron Acquisition Corp.
515 Madison Avenue, 8th Floor
New York, NY 10022
Attn: Yi Zhou
Email: yizhou@aquaroncorp.com

You may also contact the Company’s proxy solicitor at:

ClearTrust, LLC
16540 Pointe Village Dr, Ste 210
Lutz, FL 33558
Tel: (813) 235-4490
Email: inbox@cleartrusttransfer.com

You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

THE ANNUAL MEETING

Date, Time, Place and Purpose of the Annual Meeting

The annual meeting will be held at 11:00 a.m., on May 2, 2025. The annual meeting will be held virtually, at www.cleartrustonline.com/aqu. At the annual meeting, the stockholders will consider and vote upon the following proposals.

1.	Extension Amendment Proposal: To amend our charter to allow the Company to extend the date by which the Company must consummate a business combination on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026.

2.	Trust Amendment Proposal: To amend the Trust Agreement to extend the liquidation date on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 by depositing into the trust account the lesser of $20,000 or $0.033 per public share for each one-month Extension.

3.	Director Proposal: To re-elect five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified.

4.	Auditor Proposal: To ratify the appointment by our audit committee of UHY LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

5.	Adjournment Proposal: To approve the adjournment of the annual meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Proposals, or if we determine that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the annual meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Proposals.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the annual meeting if you owned our common stock, including as a constituent part of a unit, at the close of business on April 2, 2025, the record date for the annual meeting. You will have one vote per share for each share of common stock you owned at that time. Our rights do not carry voting rights.

At the close of business on the record date, there were 2,428,412 shares of common stock outstanding, each of which entitles its holder to cast one vote per share. The rights do not carry voting rights.

Votes Required

The affirmative vote by holders of at least a majority of the Company’s outstanding common stock present and entitled to vote at the meeting is required to approve the Proposals. Approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person (including virtually) or by proxy at the annual meeting.

If you do not vote (i.e., you “abstain” from voting), your action will have the same effect as an “AGAINST” vote with regards to the Extension Amendment Proposal, Trust Amendment Proposal, the Director Proposal and the Auditor Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

If you do not want the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal or the Auditor Proposal to be approved, you must abstain, not vote, or vote against the proposal. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

If you do not want the Adjournment Proposal to be approved, you must vote against the proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Voting

You can vote your shares at the annual meeting by proxy or virtually.

You can vote by proxy by having one or more individuals who will be at the annual meeting vote your shares for you. These individuals are called “proxies” and using them to cast your vote at the annual meeting is called voting “by proxy.”

If you wish to vote by proxy, you must (i) complete the enclosed form, called a “proxy card,” and mail it in the envelope provided or (ii) submit your proxy by telephone or over the Internet (if those options are available to you) in accordance with the instructions on the enclosed proxy card or voting instruction card.

If you complete the proxy card and mail it in the envelope provided or submit your proxy by telephone or over the Internet as described above, you will designate Yi Zhou and Qingze Zhao to act as your proxy at the annual meeting. One of them will then vote your shares at the annual meeting in accordance with the instructions you have given them in the proxy card or voting instructions, as applicable, with respect to the proposals presented in this proxy statement. Proxies will extend to, and be voted at, any adjournment(s) of the annual meeting.

Alternatively, you can vote your shares in person by attending the annual meeting virtually.

A special note for those who plan to attend the annual meeting and vote virtually: if your shares or units are held in the name of a broker, bank or other nominee, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You will not be able to vote at the annual meeting unless you obtain a legal proxy from the record holder of your shares.

Our Board is asking for your proxy. Giving our Board your proxy means you authorize it to vote your shares at the annual meeting in the manner you direct. You may vote for or against any proposal or you may abstain from voting. All valid proxies received prior to the annual meeting will be voted. All shares represented by a proxy will be voted, and where a stockholder specifies by means of the proxy a choice with respect to any matter to be acted upon, the shares will be voted in accordance with the specification so made. If no choice is indicated on the proxy, the shares will be voted “FOR” the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, the Auditor Proposal and, if presented, the Adjournment Proposal, and as the proxy holders may determine in their discretion with respect to any other matters that may properly come before the annual meeting.

Stockholders who have questions or need assistance in completing or submitting their proxy cards should contact our proxy solicitor, ClearTrust, at 813.235.4490 (call collect), or by sending an email to inbox@cleartrusttransfer.com.

Stockholders who hold their shares in “street name,” meaning the name of a broker or other nominee who is the record holder, must either direct the record holder of their shares to vote their shares or obtain a legal proxy from the record holder to vote their shares at the annual meeting.

Revocability of Proxies

Any proxy may be revoked by the person giving it at any time before the polls close at the annual meeting. A proxy may be revoked by filing with the Company Secretary, at Aquaron Acquisition Corp., 515 Madison Avenue, 8th Floor, New York, NY 10022, either a written notice of revocation bearing a date later than the date of such proxy or a subsequent proxy relating to the same shares or by attending the annual meeting and voting virtually.

Simply attending the annual meeting will not constitute a revocation of your proxy. If your shares are held in the name of a broker or other nominee who is the record holder, you must follow the instructions of your broker or other nominee to revoke a previously given proxy.

Attendance at the Annual Meeting

Only holders of common stock, their proxy holders and guests the Company may invite may attend the annual meeting. If you wish to attend the annual meeting virtually but you hold your shares or units through someone else, such as a broker, please follow the instructions you receive from your broker, bank or other nominee holding your shares. You must bring a legal proxy from the broker, bank or other nominee holding your shares, confirming your beneficial ownership of the shares and giving you the right to vote your shares.

Solicitation of Proxies

Your proxy is being solicited by our Board on the proposals being presented to the stockholders at the annual meeting. The Company has agreed to pay its Proxy Agent its customary fee. The Company will also reimburse the Proxy Agent for reasonable and customary out-of-pocket expenses. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. You may contact the Proxy Agent at:

Clear Trust, LLC
16540 Pointe Village Dr, Ste 210
Lutz, FL 33558

The cost of preparing, assembling, printing and mailing this proxy statement and the accompanying form of proxy, and the cost of soliciting proxies relating to the annual meeting, will be borne by the Company.

Some banks and brokers have customers who beneficially own common stock listed of record in the names of nominees. The Company intends to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations. If any additional solicitation of the holders of our outstanding common stock is deemed necessary, the Company (through our directors and executive officers) anticipates making such solicitation directly.

No Right of Appraisal

The Company’s stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the annual meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

The Company is not currently aware of any business to be acted upon at the annual meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Annual Meeting and with respect to any other matters which may properly come before the annual meeting. If other matters do properly come before the annual meeting, or at any adjournment(s) of the annual meeting, the Company expects that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Offices

Our principal executive offices are located at 515 Madison Avenue, 8th Floor, New York, NY 10022. Our telephone number at such address is (646) 970-2180.

THE EXTENSION AMENDMENT PROPOSAL

Background

We are a blank check company whose business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. We were incorporated in Delaware on March 11, 2021. In April 2021, the Company issued 1,437,500 founder shares to the Company’s initial stockholders for an aggregate consideration of $25,000, or approximately $0.02 per share.

On October 6, 2022, we completed our IPO of 5,000,000 units at an offering price of $10.00 per unit (the “Public Units”), generating gross proceeds of $50,000,000. Simultaneously with the IPO, the Company sold to its Sponsor 256,250 units at $10.00 per unit (the “Private Units”) in a private placement generating total gross proceeds of $2,562,500.

We granted the underwriter a 45-day option to purchase up to an additional 750,000 Units at the IPO price to cover over-allotments, if any. On October 14, 2022, the underwriters partially exercised the over-allotment option to purchase 417,180 Units (the “Over-Allotment Option Units”) at $10.00 per Unit generating total gross proceeds of $4,171,800. Simultaneously with the sale of the Over-Allotment Option Units, we consummated the private placement of an additional 12,515 Private Units generating gross proceeds of $125,154.

A total of $54,984,377 of the net proceeds from the sale of the Public Units and Private Units in the IPO (including the Over-Allotment Option Units) and the private placements on October 6, 2022 and October 14, 2022, were deposited in a trust account with Continental Stock Transfer & Trust Company acting as trustee.

After the redemptions in connection with the stockholders’ vote at the special meeting and annual meeting held by Aquaron on June 28, 2023 and April 30, 2024, on the record date, there were 2,428,412 outstanding shares of common stock entitled to vote on the Proposals.

U.S. Foreign Investment Regulations

Our sponsor, Aquaron Investments LLC, a Delaware limited liability company, which is controlled by Mr. Yating Wang, a PRC resident and a non-U.S. person, currently owns an aggregate of 1,578,060 shares of common stock of the Company (including 268,765 shares underlying the Private Units) or 64.98% of our outstanding shares.

Controlling or non-controlling investments in U.S. businesses that produce, design, test, manufacture, fabricate or develop one or more critical technologies in one of 27 identified industries — including aviation, defense, semiconductors, telecommunications and biotechnology — are subject to a mandatory filing with the Committee on Foreign Investment in the U.S. (“CFIUS”). In addition, CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States. Because we may be considered a “foreign person” under such rules and regulations, any proposed business combination between us and a U.S. business engaged in a regulated industry or which may affect national security, we could be subject to such foreign ownership restrictions and/or CFIUS review. The scope of CFIUS was expanded by the Foreign Investment Risk Review Modernization Act of 2018 (“FIRRMA”) to include certain non-passive, non-controlling investments in sensitive U.S. businesses and certain acquisitions of real estate even with no underlying U.S. business. FIRRMA, and subsequent implementing regulations that are now in force, also subject certain categories of investments to mandatory filings. If our potential initial business combination with a U.S. business falls within the scope of foreign ownership restrictions, we may be unable to consummate a business combination with such business. In addition, if our potential business combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial business combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial business combination. CFIUS may decide to block or delay our initial business combination, impose conditions to mitigate national security concerns with respect to such initial business combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The foreign ownership limitations, and the potential impact of CFIUS, may limit the attractiveness of a transaction with us or prevent us from pursuing certain initial business combination opportunities that we believe would otherwise be beneficial to us and our shareholders. As a result, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues.

Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy. Because we have only limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $[*] per share (based on the trust account balance as of [*], 2025), and our rights will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

We are currently contemplating the Proposed Transaction with Holdco whose businesses are substantially based in mainland China, and potentially in the future, in other markets outside the U.S. As a result, we do not expect the Proposed Transaction to result in “control” of a “U.S. business” by a “foreign person.” under the CFIUS. Additionally, we do not expect the business of Aquaron to be deemed to have a nexus to “critical technologies,” “covered investment critical infrastructure,” and/or “sensitive personal data” under the regulations administered by CFIUS. If, however, we decide not to proceed with the Proposed Transaction with Holdco, or the Proposed Transaction is terminated or abandoned and we have to pursue an alternative business combination, or if we inadvertently concluded about CFIUS or other regulatory review on the Proposed Transaction, the significant ties to non-U.S. persons will impact us in numerous aspects as mentioned above.

The Extension Amendment

The Company is proposing to amend its charter to extend the date by which the Company must consummate a business combination to the Extended Date.

Under the current charter and the Trust Agreement, the required deposit amount into the Trust Account for each term extension by the Sponsor or its affiliate or designees is $20,000 per month or $0.025per public share on or prior to the date of each applicable deadline. Given the current market conditions, the Sponsor would like to pay extension fees is the lesser of $20,000 or $0.033 per public share required for each monthly extension. The Company expects that there will be certain redemptions at the annual meeting. The Extension Amendment will provide the Company with additional time to complete an initial business combination. Approval of the Extension Amendment Proposal is a condition to the implementation of the Extension.

As previously disclosed, on July 12, 2024, the Company entered into the Merger Agreement with the Holdco, the PubCo, and two merger subs, which will result in Holdco being operated under the PubCo following the Proposed Transaction. The Company and the other parties to the Merger Agreement are working towards satisfaction of the conditions to complete the Proposed Transaction, including the necessary filings with the U.S. Securities and Exchange Commission related to the Proposed Transaction.

The Contributors have agreed that if the Extension Amendment Proposal and the Trust Amendment Proposal are approved, they will deposit to the trust account the lesser of $20,000 or $0.033 per public share per month for each one-month Extension (or approximately $0.025 per share assuming no redemptions), up to twelve times till May 6, 2026. Each Contribution will be deposited in the trust account within two business days prior to the beginning of the additional extension period (or portion thereof). The Contribution(s) will not bear any interest and will be repayable by the Company to the Contributors upon consummation of an initial business combination. The Contributions will be forgiven by the Contributors if the Company is unable to consummate its initial business combination except to the extent of any funds held outside of the trust account. If the Company extends the time to complete a business combination to May 6, 2026, the Contributors would make aggregate Contributions in the amount of $240,000, or approximately $0.298 per share assuming no redemptions.

If the Extension Amendment Proposal is not approved , the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless if we fail to complete an initial business combination within the Combination Period.

A copy of the proposed amendment to the Company’s charter is attached to this proxy statement as Annex A.

Reasons for the Proposal

The Extension Amendment will provide the Company with additional time to complete a business combination, which our Board believes is in the best interest of our stockholders. The Company believes that given the Company’s expenditure of time, effort and money on searching for potential business combination opportunities, including the fact that we are working with Holdco to consummate the Proposed Transaction, circumstances warrant providing public stockholders an opportunity to consider an initial business combination. Accordingly, since the Company will not be able to complete an initial business combination within the Combination Period, the Company has determined to seek stockholder approval to extend the time for closing a business combination beyond the last day of the Combination Period to the Extended Date. The Company and its officers and directors agreed that they would not seek to amend the Company’s charter to allow for a longer period of time to complete a business combination unless the Company provided holders of public shares with the right to seek conversion of their public shares in connection therewith.

If the Extension Amendment Proposal is Not Approved

Stockholder approval of the Extension Amendment Proposal is required for the implementation of our Board’s plan to extend the date by which we must consummate an initial business combination. Therefore, our Board will abandon and not implement the Extension Amendment unless our stockholders approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved , the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law. There will be no redemption rights or liquidating distributions with respect to our rights, which will expire worthless in the event the Company winds up.

The holders of the founder shares have waived their rights to participate in any liquidation distribution with respect to such shares. There will be no distribution from the trust account with respect to the Company’s rights, which will expire worthless in the event the Extension Amendment Proposal is not approved. The Company will pay the costs of liquidation from its remaining assets outside of the trust account. If such funds are insufficient, the Sponsor has agreed to advance it the funds necessary to complete such liquidation and has agreed not to seek repayment of such expenses.

If the Extension Amendment Proposal is Approved

If the Extension Amendment Proposal is approved, the Company will file an amendment to the charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time it has to complete a business combination until the Extended Date. The Company will remain a reporting company under the Exchange Act, and its units, common stock and public rights will remain publicly traded. The Company will then continue to work to consummate a business combination by the Extended Date.

You are not being asked to vote on a business combination at this time. If the Extension is implemented and you do not elect to redeem your public shares in connection with the Extension, you will retain the right to vote on a business combination when it is submitted to the public stockholders (provided that you are a stockholder on the record date for a meeting to consider a business combination) and the right to redeem your public shares for a pro rata portion of the trust account in the event a business combination is approved and completed or the Company has not consummated a business combination by the Extended Date.

If the Extension Amendment Proposal is approved and the Extension is implemented, the removal of the Withdrawal Amount from the trust account in connection with the Election will reduce the amount held in the trust account following the Election. The Company cannot predict the amount that will remain in the trust account after such withdrawal if the Extension Amendment Proposal is approved and the amount remaining in the trust account may be only a fraction of $[*] million (including interest and prior to the payment of taxes) that was in the trust account as of [*], 2025. In such event, the Company may still seek to obtain additional funds to complete a business combination, and there can be no assurance that such funds will be available on terms acceptable to the parties or at all. The Company will not use the proceeds placed in the trust account and the interest earned thereon to pay any excise taxes or any other similar fees or taxes in nature that may be imposed on the Company pursuant to any current, pending or future rules or laws, including without limitation any excise tax due imposed under the Inflation Reduction Act of 2022 on any redemptions or stock buybacks by the Company.

Redemption Rights

If the Extension Amendment Proposal is approved, and the Extension is implemented, public stockholders may elect to redeem their shares for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account as of two business days prior to such approval, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. If the Extension Amendment Proposal is approved by the requisite vote of stockholders, the remaining holders of public shares will retain the opportunity to have their public shares redeemed in conjunction with the consummation of a business combination, subject to any limitations set forth in our charter, as amended. In addition, public stockholders who vote for the Extension Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if the Company has not completed a business combination by the Extended Date.

TO EXERCISE YOUR REDEMPTION RIGHTS, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. EASTERN TIME ON APRIL 30, 2025 (TWO BUSINESS DAYS BEFORE THE SCHEDULED VOTE AT THE ANNUAL MEETING). YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE EXTENSION AMENDMENT PROPOSAL AND ELECTION.

Pursuant to our charter, a public stockholder may request that the Company redeem all or a portion of such public stockholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:

(i)	(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public rights prior to exercising your redemption rights with respect to the public shares; and

(ii)	prior to 5:00 p.m. Eastern time, on April 30, 2025 (two business days prior to the scheduled vote at the annual meeting), (a) submit a written request, including the name, phone number, and address of the beneficial owner of the shares for which redemption is requested, to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemption Team E-mail: spacredemptions@continentalstock.com, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through DTC.

Holders of units must elect to separate the underlying public shares and public rights prior to exercising redemption rights with respect to the public shares. If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public rights, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public stockholders may elect to redeem all or a portion of their public shares regardless of whether they vote for or against the Extension Amendment Proposal and regardless of whether they hold public shares on the record date.

Through DTC’s DWAC (Deposit/Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares. Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment will not be redeemed for cash held in the trust account on the redemption date. In the event that a public stockholder tenders its shares and decides prior to the vote at the annual meeting that it does not want to redeem its shares, the stockholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the vote at the annual meeting not to redeem your public shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public stockholder tenders shares and the Extension Amendment Proposal is not approved, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Extension Amendment will not be approved. The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment. The transfer agent will hold the certificates of public stockholders that make the election until such shares are redeemed for cash or returned to such stockholders.

If properly demanded, the Company will redeem each public share for a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares. Based on the amount in the trust account as of [*], 2025, this would amount to approximately $[*] per share (including interest and prior to the payment of taxes). The last quoted price of the public shares on the over-the-counter trading market on April 2, 2025, was $11.60. Accordingly, if the market price were to remain the same until the date of the annual meeting, exercising redemption rights would result in a public stockholder receiving approximately $[*] more per share than if such stockholder sold the public shares in the open market. The Company cannot assure public stockholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such stockholders wish to sell their shares.

If you exercise your redemption rights, you will be exchanging your shares of the Company’s common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to the Company’s transfer agent prior to 5:00 p.m. Eastern time on April 30, 2025 (two business days before the scheduled vote at the annual meeting). The Company anticipates that a public stockholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment would receive payment of the redemption price for such shares soon after the completion of the Extension Amendment.

Interests of the Company’s Directors and Executive Officers

When you consider the recommendation of our Board, you should keep in mind that the Company’s executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	If the Extension Amendment Proposal is not approved, the 1,354,295 founder shares (after giving effect to the forfeiture following expiration of the unexercised underwriters’ over-allotment option) that we issued to the Sponsor in exchange for an aggregate capital contribution of $25,000, or approximately $0.018 per share, will be worthless (as the initial stockholders have waived liquidation rights with respect to such shares). The founder shares had an aggregate market value of approximately $15.7 million based on the last quoted price for the Company’s public shares of $11.60 on the over-the-counter trading market on April 2, 2025;

●	If the Extension Amendment Proposal is not approved, the 268,765 Private Units purchased by the Sponsor for an aggregate investment of $2,687,650, or $10.00 per Private Unit, will be worthless. The Private Units had an aggregate market value (assuming they have the same value per unit as the Public Units) of $3.2 million based on the last quoted price for the public units of $11.90 on the over-the-counter trading market on April 2, 2025;

●	Even if the trading price of our common stock was as low as $0.018 per share, the aggregate market value of the Sponsor’s founder shares alone (without taking into account the value of the Private Units) would be approximately equal to the initial investment in the Company by the Sponsor. As a result, if an initial business combination is completed, the initial stockholders are likely to be able to make a substantial profit on their investment in us even at a time when the common stock has lost significant value. On the other hand, if the Extension Amendment Proposal is not approved and the Company liquidates without completing its initial business combination before May 6, 2025, the initial stockholders will lose their entire investment in us;

●	The Sponsor has agreed that it will be liable to us, if and to the extent any claims by a third-party (other than the Company’s independent registered public accounting firm) for services rendered or products sold to us, or a prospective target business with which the Company has discussed entering into a transaction agreement, reduce the amount of funds in the trust account to below: (i) $10.15 per public share or (ii) such lesser amount per public share held in the trust account as of the date of the liquidation of the trust account due to reductions in the value of the trust assets, in each case net of the interest which may be withdrawn to pay the Company’s taxes, except as to any claims by a third party who executed a waiver of any and all rights to seek access to the trust account and except as to any claims under the Company’s indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended;

●	All rights specified in the charter relating to the right of officers and directors to be indemnified by the Company, and of the Company’s executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after a business combination. If a business combination is not approved and the Company liquidates, the Company will not be able to perform its obligations to its officers and directors under those provisions;

●	All of the current members of our Board are expected to continue to serve as directors at least through the date of the annual meeting to approve a business combination and some may continue to serve following a business combination and receive compensation thereafter; and

●	The Company’s executive officers and directors, and their affiliates are entitled to reimbursement of out-of-pocket expenses incurred by them in connection with certain activities on the Company’s behalf, such as identifying and investigating possible business targets and business combinations. However, if the Company fails to obtain the Extension and consummate a business combination, they will not have any claim against the trust account for reimbursement. Accordingly, the Company will most likely not be able to reimburse these expenses if a business combination is not completed. As of the date of this proxy statement, there are no outstanding out-of-pocket expenses for which the Company’s executive officers or directors, or their respective affiliates are awaiting reimbursement.

Additionally, if the Extension Amendment Proposal is approved and we consummate an initial business combination, the Sponsor, officers and directors may have additional interests as will be described in the proxy statement for the business combination.

Required Vote

The affirmative vote by holders of at least a majority of the Company’s outstanding common stock present and entitled to vote at the meeting is required to approve the Extension Amendment Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Extension Amendment Proposal. If you do not want the Extension Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Extension Amendment Proposal. Broker non-votes with respect to this proposal will the same effect as “AGAINST” votes.

If the Extension Amendment Proposal is not approved, the Extension Amendment will not be implemented and the Company will be required by its charter to (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, and subject to having lawfully available funds therefor, redeem 100% of the outstanding public shares, at a per share price, payable in cash, equal to the aggregate amount then on deposit in the trust account, including interest earned on the funds held in the trust Account and not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, which redemption will completely extinguish public stockholders’ rights as stockholders (including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and requirements of other applicable law.

All of the Company’s initial stockholders are expected to vote any common stock owned by them in favor of the Extension Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 1,354,295 founder shares and 268,765 shares of common stock underlying the Private Units, which together represents 66.84% of the Company’s issued and outstanding common stock.

In addition, the Company’s initial stockholders or advisors, or any of their respective affiliates, may purchase public shares in privately negotiated transactions or in the open market prior to or following the annual meeting, although they are under no obligation to do so. There is no limit on the number of shares our initial stockholders, directors, officers, advisors or their affiliates may purchase in such transactions, subject to compliance with applicable law. The purpose of such share purchases and other transactions would be to increase the likelihood that the proposals to be voted upon at the annual meeting is approved by the requisite number of votes and to reduce the number of public shares that are redeemed. In the event that such purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the Extension Amendment Proposal and Trust Amendment Proposal and elected to redeem their shares for a portion of the trust account. Any public shares held by or subsequently purchased by our affiliates may be voted in favor of the Extension Amendment Proposal and Trust Amendment Proposal. None of the initial stockholders, advisors or their respective affiliates may make any such purchases when they are in possession of any material non-public information not disclosed to the seller or during a restricted period under Regulation M under the Exchange Act.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Extension Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Extension Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL. OUR BOARD EXPRESSES NO OPINION AS TO WHETHER YOU SHOULD REDEEM YOUR PUBLIC SHARES.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “— The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE TRUST AMENDMENT PROPOSAL

Overview

The Company entered into the Trust Agreement in connection with the IPO on October 3, 2022, which was later amended on June 29, 2023 and April 30, 2024 respectively.

The Trust Amendment would amend the Trust Agreement to authorize the Extension as contemplated by the Extension Amendment Proposal.

Reasons for the Proposal

The purpose of the Trust Amendment Proposal is to authorize the Extension under the Trust Agreement, as amended, as the Extension is not contemplated under the Trust Agreement’s current terms.

We believe that given the Company’s expenditure of time, effort and money on pursuing an initial business combination, circumstances warrant providing public stockholders an opportunity to consider a business combination. For the Company to implement the Extension, the Trust Agreement must be amended to authorize the Extension.

Vote Required for Approval

The affirmative vote by holders of at least a majority of the Company’s outstanding common stock present and entitled to vote at the meeting is required to approve the Trust Amendment. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Trust Amendment Proposal. If you do not want the Trust Amendment Proposal approved, you must abstain, not vote, or vote “AGAINST” the Trust Amendment Proposal. Broker non-votes with respect to this proposal will the same effect as “AGAINST” votes.

The Company’s initial stockholders and their respective affiliates are expected to vote any common stock over which they have voting control (including any public shares owned by them) in favor of the Trust Amendment Proposal.

The initial stockholders are not entitled to redeem the founder shares or any public shares held by them. All of the Company’s initial stockholders are expected to vote any common stock owned by them in favor of the Trust Amendment. On the record date, the initial stockholders beneficially owned and were entitled to vote 1,354,295 founder shares and 268,765 shares of common stock underlying the Private Units, which together represents 66.84% of the Company’s issued and outstanding common stock.

Recommendation

Our Board has determined that the Trust Amendment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE TRUST AMENDMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

THE DIRECTOR PROPOSAL

Overview

At the annual meeting, our stockholders are being asked to re-elect five directors as directors to the Board.

Our Board has five members, three of whom are deemed “independent” under SEC and NASDAQ rules. The term of the directors expires at the first annual meeting of the stockholders of the Company following the effectiveness of the charter. Directors whose terms expire at an annual meeting may also be re-elected if nominated by the Board.

As this annual meeting of stockholders (and being our first annual meeting of stockholders since the IPO), the term of all our directors will expire at the annual meeting. However, the Board has nominated such individuals for re-election as directors, to hold office until the next succeeding annual meeting of stockholders following this annual meeting, or until their respective successors are elected and qualified, subject to their earlier death, resignation or removal.

Unless you indicate otherwise, the shares of common stock represented by executed proxies in the form enclosed will be voted to re-elect each of our directors to the Board unless any such individual is unavailable, in which case such shares will be voted for a substitute nominee designated by the Board. We have no reason to believe that any nominee will be unavailable or, if elected, will decline to serve as a director of the Board.

The following table sets forth the positions and offices presently held with the Company by each director, their age as of the record date. Proxies not marked to the contrary will be voted in favor of each such nominee’s election.

Name	Age	Position
Yi Zhou	38	Chief Executive Officer, Chairwoman and President
Qingze Zhao	36	Chief Financial Officer and Director
Yanyan Lin	36	Independent Director
Yang Wang	46	Independent Director
Xiaoming Ma	33	Independent Director

The following is a summary of the biographical information of our director-nominees:

Yi Zhou has been our Chairwoman, President and Chief Executive Officer since June 2022. Ms. Zhou co-founded Ease Consulting in September 2019 and has served its chief executive officer since then. During her time with Ease Consulting, Ms. Zhou is responsible for providing consultancy services to funds including VC funds that are expanding their limited partner base in the U.S. and other countries and advise on their fund-raising. Ms. Zhou has been a partner at the Balloch Group since Oct 2021 and an advisor to Hashkey Capital since Feb 2022. Previously, Ms. Zhou was a private equity associate at Susquehanna Investment Management Consulting Company Ltd. in Shanghai between April 2020 to June 2021 and a Director II at VC relation management at Silicon Valley Bank between July 2017 and March 2020. Ms. Zhou also served as the associate director of China market development at S&P Capital IQ from September 2013 to June 2017. She currently is the alumni council member of Harvard University Graduate School of Education from 2021 to 2026. Ms. Zhou received her bachelor’s degree of Korean and Economics from Peking University in 2009 and a master’s degree in Education from Harvard University Graduate School of Education in 2010. We believe Ms. Zhou is qualified to serve on our board of directors because of her extensive business and management experience, as well as her contacts and relationships.

Qingze Zhao has been our Chief Financial Officer and a director since our inception. Mr. Zhao joined Century Frontier asset management as a portfolio manager in October 2022 and worked there since then. Century Frontier asset management is a top tier asset management fund in China and he focuses on Chinese equity market and quant-trading. From August 2019 to September 2022, Mr. Zhao worked in Wang & Partners Consulting as a consultant. Wang & Partners Consulting is a boutique management consulting firm in China, where his main focus is on the sectors of consumer, manufacturing and new energy. From May 2016 to April 2019, he worked at Ping Capital Management, a hedge fund where he concentrated on quant-trading and market research. Mr. Zhao received his Doctor of Philosophy in Science in Applied Mechanics from the University of Pennsylvania in 2016 and his bachelor’s degree of Engineering in Mechanical Engineering from Shanghai Jiaotong University in 2011. We believe Mr. Zhao is qualified to serve on our board of directors because of his expertise in the consumer, manufacturing and new energy industries.

Yang Wang has served as our independent director since March 2021. He has been a partner of Haoyue Healthcare Fund since May 2021. Mr. Wang served as the partner at Cowin Capital from February 2011 to March 2021, where he focused on the health sector. Before that Mr. Wang served as the senior project manager of the business development department at Simcere Pharmaceutical Co., Ltd from November 2007 to January 2011. Mr. Wang received a Master of Business Administration degree from Tsinghua University in 2006 and a bachelor’s degree of Engineering in Computer Software from Anhui University in 2000. We believe Mr. Wang is qualified to serve on our board of directors due to his extensive financial, commercial, corporate strategy, business development and transaction experience, as well as his expertise in the health sector.

Yanyan Lin has served as our independent director since March 2021. Ms. Lin has served as the founder and chief executive officer at Bole Education Consulting Inc., a Maryland incorporated education consulting company, since July 2016. Ms. Lin served as the senior auditor at Tate & Tryon CPAs and Consultants Company in Washington, D.C from January 2013 to June 2018, where she led audit teams, completed audit projects, and performed key audit testing in a variety of organizations including trade organizations and professional associations. Ms. Lin graduated from University of Virginia with a Master of Science in Accounting in 2012, and a Bachelor of Science in Commerce (Accounting and Finance) and second major in Economics in 2012. She also holds the Certified Public Accountant issued in the U.S. We believe Ms. Lin is qualified to serve on our board of directors due to her extensive financial, commercial, and business development experience.

Xiaoming Ma has served as our independent director since May 2021. Xiaoming holds the post of sales manager china of Royal IHC Group in Shanghai since September 2020. Before he moved to Shanghai, he was appointed to Kinderdijk and served as the outsourcing management lead from September 2019 to September 2020. Before that, Xiaoming worked successively at Royal IHC Group which includes proposal manager from April 2019 to September 2019, assistant general manager from October 2018 to April 2019, business development manager from October 2018 to May 2019, strategy consultant from April 2018 to November 2018 and purchaser and supply chain management analyst from November 2017 to April 2018. He joined the management trainee-ship program of Royal IHC Group in November 2017. Before that, he worked at Hengxin Offshore & Marine Engineering (Europe) and was a sales and business development manager in Rotterdam during April 2016 to December 2016. Xiaoming obtained his Master’s degree in Marine Technology Shipping Management Specialization from Delft University of Technology in 2018 and the Bachelor’s degree in Naval Architecture and Marine Engineering from Harbin Engineering University in 2015. We believe Mr. Ma is qualified to serve on our board of directors due to his commercial, business development and transaction experience, as well as his contacts and relationships.

Number and Terms of Office of Officers and Directors

We have five directors. In accordance with Nasdaq corporate governance requirements, we are not required to hold an annual meeting until one year after our first fiscal year end following our listing on Nasdaq. The term of office of the directors will expire at this annual meeting (being our first annual meeting of stockholders since the IPO).

Our officers are appointed by the Board and serve at the discretion of the Board, rather than for specific terms of office. Our Board is authorized to appoint persons to the offices set forth in our charter as it deems appropriate. Our charter provides that our officers may consist of a Chairman of the Board, Chief Executive Officer, Chief Financial Officer, President, Vice Presidents, Secretary, Treasurer, Assistant Secretaries, Assistant Treasurers and such other officers as may be determined by the Board.

Our officers and board of directors are composed of a diverse group of leaders with a wide array of professional roles. In these roles, they have gained experience in core management skills, such as strategic and financial planning, financial reporting, compliance, risk management, and leadership development. Many of our officers and directors also have experience serving on boards of directors and board committees of other companies, and have an understanding of corporate governance practices and trends, which provides an understanding of different business processes, challenges, and strategies. Further, our officers and directors also have other experience that makes them valuable, managing and investing assets or facilitating the consummation of business combinations.

Except as described under “Conflicts of Interest” in our Annual Report on Form 10-K, none of these individuals is currently a principal of or affiliated with a public company or blank check company that executed a business plan similar to our business plan. We, along with our officers and directors, believe that the above-mentioned attributes, along with the leadership skills and other experiences of our officers and board members described below, provide us with a diverse range of perspectives and judgment necessary to facilitate our goals of consummating an acquisition transaction.

Director Independence

Nasdaq listing standards require that a majority of our Board be independent. An “independent director” is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship which in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Our Board has determined that Yanyan Lin, Yang Wang and Xiaoming Ma are “independent directors” as defined in Nasdaq listing standards and applicable SEC rules. Our independent directors have regularly scheduled meetings at which only independent directors are present.

Required Vote

The affirmative vote by holders of at least a majority of the Company’s outstanding common stock present and entitled to vote at the meeting is required to approve the Director Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Director Proposal. If you do not want the Director Proposal approved, you must abstain, not vote, or vote “AGAINST” the Trust Amendment Proposal. Broker non-votes with respect to this proposal will the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Director Proposal. On the record date, the initial stockholders beneficially owned and were entitled to vote 1,354,295 founder shares and 268,765 shares of common stock underlying the Private Units, which together represents 66.84% of the Company’s issued and outstanding common stock.

Recommendation

Our Board has determined that the Director Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Director Proposal.

Our Board recommends that you vote “FOR” the Director Proposal.

THE AUDITOR PROPOSAL

Overview

We are asking our stockholders to ratify the selection by our audit committee of UHY LLP (“UHY”) to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024.

The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not direct, in the manner set forth herein, the ratification of the selection of UHY to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024, our audit committee intends to reconsider the selection of UHY as the company’s independent registered public accounting firm.

UHY has audited our financial statements for the fiscal year ended December 31, 2022 and is currently in the process of auditing our financial statements for the fiscal year ended December 31, 2024.

Principal Accountant Fees and Services

The following is a summary of fees paid or to be paid to UHY for services rendered.

Audit Fees. Audit fees consist of fees billed for professional services rendered for the audit of our year-end financial statements and services that are normally provided by UHY in connection with regulatory filings. The aggregate fees billed by UHY for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended December 31, 2024 and 2023 totaled $111,465 and $97,602, respectively.

Audit-Related Fees. Audit-related services consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. We did not pay UHY for consultations concerning financial accounting and reporting standards for the years ended December 31, 2024 and December 31, 2022.

Tax Fees. Commencing in March 2022 and continuing through December 31, 2024, a UHY LLP related entity provided tax/non-attest related tax compliance services to the Company with respect to the Company’s Federal income tax returns for its fiscal years ended December 31, 2024 and 2023 and its Delaware annual franchise tax reports. The fees billed for these services were $7,393 and $7,085 for the years ended December 31, 2024 and 2023,  respectively, including administrative fee and tax processing fee. The Company’s Audit Committee chairman approved the tax/non-attest services by signing a tax engagement letter executed on March 1, 2022. UHY LLP and the Company’s Audit Committee have concluded that such services do not impact UHY LLP’s independence

All Other Fees. During the year ended December 31, 2024, there were no fees billed for products and services provided by our independent registered public accounting firm other than those set forth above.

Pre-Approval Policy

Our Audit Committee was formed upon the consummation of our IPO. As a result, the Audit Committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our Audit Committee were approved by our board of directors. Since the formation of our Audit Committee, and on a going-forward basis, the Audit Committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the Audit Committee prior to the completion of the audit).

Required Vote

The affirmative vote by holders of at least a majority of the Company’s outstanding common stock present and entitled to vote at the meeting is required to approve the Auditor Proposal. If you do not vote, you abstain from voting or you fail to instruct your broker or other nominee as to the voting of shares you beneficially own, your action will have the same effect as a vote “AGAINST” the Auditor Proposal. If you do not want the Auditor Proposal approved, you must abstain, not vote, or vote “AGAINST” the Auditor Proposal. Broker non-votes with respect to this proposal will the same effect as “AGAINST” votes.

All of our directors, executive officers and their affiliates are expected to vote any common stock owned by them in favor of the Auditor Proposal. On the record date, the initial stockholders beneficially owned and were entitled to vote 1,354,295 founder shares and 268,765 shares of common stock underlying the Private Units, which together represents 66.84% of the Company’s issued and outstanding common stock.

Recommendation

Our Board has determined that the Auditor Proposal is in the best interests of the Company and our stockholders. Our Board has approved and declared advisable adoption of the Auditor Proposal.

Our Board recommends that you vote “FOR” the Auditor Proposal.

THE ADJOURNMENT PROPOSAL

Overview

The Adjournment Proposal, if adopted, will allow our Board to adjourn the annual meeting to a later date or dates, if necessary or appropriate, to permit further solicitation of proxies in the event that there are insufficient votes for, or otherwise in connection with, the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, or the Auditor Proposal. The Adjournment Proposal will be presented to our stockholders only in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal and the Auditor Proposal. If, at the annual, a quorum is not present, according to our bylaws, the stockholders present in person or represented by proxy have the power to move to adjourn the annual meeting to enable the us to solicit additional proxies for the approval of the Proposals.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the annual meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal, the Trust Amendment Proposal, the Director Proposal, or the Auditor Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of a majority of the votes cast by the Company’s stockholders represented in person (including virtually) or by proxy at the annual meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or in person (including virtually) at the annual meeting or an abstention will have no effect on the outcome of the vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Adjournment Proposal is in the best interests of the Company and its stockholders. Our Board has approved and declared advisable the adoption of the Adjournment Proposal.

OUR BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ADJOURNMENT PROPOSAL.

The existence of financial and personal interests of our directors and officers may result in a conflict of interest on the part of one or more of the directors or officers between what he, she or they may believe is in the best interests of the Company and its stockholders and what he, she or they may believe is best for himself, herself or themselves in determining to recommend that stockholders vote for the proposals. See the section entitled “The Extension Amendment — Interests of the Company’s Directors and Officers” for a further discussion.

PRINCIPAL STOCKHOLDERS

The following table sets forth information regarding the beneficial ownership of our common stock as of March 22, 2024, by:

●	each person known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock;

●	each of our executive officers and directors; and

●	all our executive officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. The following table does not reflect record or beneficial ownership of the rights as these rights are not convertible within 60 days of the date of this proxy statement.

The beneficial ownership of our common stock is based on 2,428,412 shares of common stock issued and outstanding as of the record date, consisting of 805,352 public shares, 1,354,295 founder shares and 268,765 shares of common stock underlying the private units.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership of Common Stock	Approximate Percentage of Outstanding Shares of Common Stock
Aquaron Investments LLC(2)	1,578,060	64.98%
Yi Zhou	10,000	*	%
Qingze Zhao	10,000	*	%
Yang Wang	5,000	*	%
Yanyan Lin	15,000	*	%
Xiaoming Ma	5,000	*	%
All current directors and executive officers as a group (five individuals)	45,000	1.85%
Karpus Management, Inc. (3)	231,300	9.52%
Walleye Capital LLC(4)	355,951	14.66%

*	Less than 1%.
(1)	Unless otherwise indicated, the business address of each of the individuals is c/o Aquaron Acquisition Corp., 515 Madison Avenue, 8th Floor, New York, NY 10022.

(2)	Aquaron Investments LLC, our sponsor, is controlled by Ms. Yating Wang.

(3)	Based on an Amended Schedule 13G filed on February 14, 2025 by the reporting person. The address for the reporting person is 183 Sully’s Trail, Pittsford, New York 14534.

(4)	Based on an Amended Schedule 13G filed on December 6, 2024 by the reporting person. The address for the reporting person is 315 Park Ave. South, New York, NY 10010.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

Pursuant to the rules of the SEC, the Company and its agents that deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the Company’s proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by emailing or writing the Company at the Company’s principal executive offices at 515 Madison Avenue, 8th Floor, New York, NY 10022, Attn: Corporate Secretary.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this Proxy Statement, at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this Proxy Statement or if you have questions about the proposals to be presented at the Extraordinary General Meeting, you should contact our proxy solicitation agent at the following address and telephone number:

Aquaron Acquisition Corp.
515 Madison Avenue, 8th Floor
New York, NY 10022
Attn: Yi Zhou
Email: yizhou@aquaroncorp.com

You may also obtain these documents at no cost by requesting them in writing or by telephone from the Company’s proxy agent at the following address and telephone number:

ClearTrust, LLC
16540 Pointe Village Drive, Ste 210
Lutz, FL 33558
Email: inbox@cleartrusttransfer.com

In order to receive timely delivery of the documents in advance of the annual meeting, you must make your request for information no later than April 25, 2025 (one week prior to the date of the annual meeting).

ANNEX A

PROPOSED CERTIFICATE OF AMENDMENT TO THE
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AQUARON ACQUISITION CORP.

Aquaron Acquisition Corp., a corporation existing under the laws of the State of Delaware, by its Chief Executive Officer, hereby certifies as follows:

1.	The name of the corporation is Aquaron Acquisition Corp.

2.	The date of filing of the corporation’s original Certificate of Incorporation with the Secretary of State of the State of Delaware was March 11, 2021 (and it was thereafter amended by a Certificate of Amendment to the Certificate of Incorporation on June 3, 2021, June 29, 2023, and April 30, 2024) and the date of filing the corporation’s Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware was August 9, 2022, which later was amended and restated by filing the Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware on October 4, 2022 (the “Amended and Restated Certificate of Incorporation”).

3.	The Board of Directors of the corporation has duly adopted resolutions setting forth proposed amendments to the Amended and Restated Certificate of Incorporation, declaring said amendment to be advisable and in the best interests of the corporation and its stockholders and authorizing the appropriate officers of the corporation to solicit the consent of the stockholders therefor, which resolutions setting forth the proposed amendment are substantially as follows:

RESOLVED, that Article Sixth (E) of the Amended and Restated Certificate of Incorporation are hereby amended and restated in the entirety as follows:

“E. In the event that the Corporation does not consummate a Business Combination by May 6, 2025, or if the Corporation shall, in its sole discretion determine, elect to extend the amount of time to complete a Business Combination on a monthly basis up to twelve times to May 6, 2026 (the later such date actually extended being referred to as or, in each case if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open, the “Termination Date”), the Corporation shall (i) cease all operations except for the purposes of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter redeem 100% of the IPO Shares for cash for a redemption price per share as described below (which redemption will completely extinguish such holders’ rights as stockholders, including the right to receive further liquidation distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to approval of the Corporation’s then stockholders and subject to the requirements of the GCL, including the adoption of a resolution by the Board of Directors pursuant to Section 275(a) of the GCL finding the dissolution of the Corporation advisable and the provision of such notices as are required by said Section 275(a) of the GCL, dissolve and liquidate the balance of the Corporation’s net assets to its remaining stockholders, as part of the Corporation’s plan of dissolution and liquidation, subject (in the case of (ii) and (iii) above) to the Corporation’s obligations under the GCL to provide for claims of creditors and other requirements of applicable law. In such event, the per share redemption price shall be equal to a pro rata share of the Trust Account plus any pro rata interest earned on the funds held in the Trust Account and not previously released to the Corporation to pay its taxes divided by the total number of IPO Shares then outstanding.”

4.	That thereafter, said amendment was duly adopted by the affirmative vote of the holders of a majority of the stock entitled to vote at a meeting of stockholders in accordance with the provisions of Section 242 of the DGCL.

Annex A-1

IN WITNESS WHEREOF, the corporation has caused this Certificate of Amendment to be signed this day of [ ], 2025.

Name:	Yi Zhou
Title:	Chief Executive Officer

Annex A-2

ANNEX B

PROPOSED AMENDMENT TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT

THIS AMENDMENT NO. 3 TO THE INVESTMENT MANAGEMENT TRUST AGREEMENT, AS AMENDED (this “Amendment”) is made as of [ ], 2025, by and between Aquaron Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York limited liability trust company (the “Trustee”). Capitalized terms contained in this Amendment, but not specifically defined in this Amendment, shall have the meanings ascribed to such terms in that certain Investment Management Trust Agreement, dated October 3, 2022 and amended on June 29, 2023 and April 30, 2024, by and between the parties hereto (the “Trust Agreement”).

WHEREAS, $54,984,377 of the gross proceeds from the IPO and sale of the Private Placement Units was deposited into the Trust Account;

WHEREAS, Section 1(i) of the Trust Agreement, as amended, provides that the Trustee is to liquidate the Trust Account and distribute the Property in the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a Termination Letter; or (y)  the later of (1) May 6, 2024, (2) up to 31-month anniversary from the closing of the IPO, i.e., May 6, 2025, and (3) such later date as provided in the Company’s Amended and Restated Certificate of Incorporation (the “Last Date”), provided a Termination Letter has not been received by the Trustee prior to such Last Date;

WHEREAS, Section 7(c) of the Trust Agreement provides that Section 1(i) of the Trust Agreement may only be amended with the affirmative vote of the holders of at least 50% or more of the shares of the Common Stock present or represented at the meeting, par value $0.0001 per share, of the Company voting together as a single class;

WHEREAS, the Company obtained the requisite vote of the stockholders of the Company to approve this Amendment; and

WHEREAS, each of the Company and Trustee desire to amend the Trust Agreement as provided herein.

NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:

1.	Amendment to Section 1(i). Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety as follows:

(i) Commence liquidation of the Trust Account only after and promptly after receipt of, and only in accordance with, the terms of a letter (“Termination Letter”), in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, signed on behalf of the Company by its President, Chief Executive Officer or Chairman of the Board and Secretary or Assistant Secretary and, in the case of a Termination Letter in a form substantially similar to that attached hereto as Exhibit A, acknowledged and agreed to by Chardan, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account only as directed in the Termination Letter and the other documents referred to therein; provided, however, that in the event that a Termination Letter has not been received by the Trustee upon the date which is, the later of (1) May 6, 2026 and (2) such later date as provided in the Company’s Amended and Restated Certificate of Incorporation (the “Last Date”), the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B hereto and distributed to the Public Shareholders as of the Last Date.

3. Amendments to Definitions.

(i) Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. The following defined term in the Trust Agreement shall be amended and restated in their entirety:

“Trust Agreement” shall mean that certain Investment Management Trust Agreement, dated October 3, 2022, by and between Aquaron Acquisition Corp. and Continental Stock Transfer & Trust Company, as amended by the Amendment No. 1 to Investment Management Trust Agreement dated June 29, 2023, the Amendment No. 2 to Investment Management Trust Agreement dated April 30, 2024, and by the Amendment No.3 to the Investment Management Trust Agreement dated [ ], 2025”; and

Annex B-1

4. Amendment to Exhibit F. Exhibit F of the Trust Agreement is hereby amended and restated in its entirety as follows:

EXHIBIT F
[Letterhead of Company]
[Insert date]

Continental Stock Transfer & Trust Company

1 State Street, 30th Floor

New York, New York 10004

Attn: Francis Wolf and Celeste Gonzalez

Re: Trust Account — Extension Letter

Dear Mr. Wolf and Ms. Gonzalez:

Pursuant to paragraphs 1(i) and 1(n) of the Investment Management Trust Agreement between Aquaron Acquisition Corp. (the “Company”) and Continental Stock Transfer & Trust Company (the “Trustee”), dated as of October 3, 2022, as amended by the Amendment No. 1, dated June 29, 2023, the Amendment No. 2 to Investment Management Trust Agreement dated April 30, 2024, and by the Amendment No.3 to the Investment Management Trust Agreement dated [ ], 2025 (the “Trust Agreement”), this is to advise you that the Company is extending the time available in order to consummate a Business Combination with the Target Businesses for an additional [●] month[s], from [●], 202_ to [●], 202_ (the “Extension”). Capitalized words used herein and not otherwise defined shall have the meanings ascribed to them in the Trust Agreement. This Extension Letter shall serve as the notice required with respect to Extension prior to the applicable termination date (as may be extended in accordance with Section 1(i) of the Trust Agreement). In accordance with the terms of the Trust Agreement, we hereby authorize you to deposit the contribution in the amount of $[●] for such one-month extension until [●], 202_ (the “Contribution”), unless the Closing of the Company’s initial business combination shall have occurred, which will be wired to you, into the Trust Account investments upon receipt.

Very truly yours,

Aquaron Acquisition Corp.

By:
Name:
Title:

Annex B-2

5.1.	Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

5.2.	Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

5.3.	Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of New York.

5.4.	Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

5.5.	Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

5.6.	Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

[Signature Page to Follow]

Annex B-3

IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first written above.

AQUARON ACQUISITION CORP.

By:
Name:
Title:

CONTINENTAL STOCK TRANSFER & TRUST COMPANY, as Trustee

By:
Name:
Title:

Annex B-4

PROXY CARD

AQUARON ACQUISITION CORP.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on [__________], 2025: The Proxy Statement is available at https://www.cleartrustonline.com/aqu

The undersigned hereby appoints Yi Zhou and Qingze Zhao as proxy of the undersigned to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Aquaron Acquisition Corp. (the “Company”), to be held via virtual meeting as described in the Proxy Statement on May 2, 2025 at 11:00 a.m. Eastern time, and any postponement or adjournment thereof, and to vote as if the undersigned were then and there personally present on all matters set forth in the Notice of Annual Meeting (the “Notice”), a copy of which has been received by the undersigned, as follows:

1.	PROPOSAL 1. EXTENSION AMENDMENT — To amend the Company’s Amended and Restated Certificate of Incorporation to allow the Company to extend the date by which the Company must consummate a business combination (the “Extension”) on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 (the later such date actually extended being referred to as the “Extended Date”) (the “Extension Amendment Proposal”).

For ☐ Against ☐ Abstain ☐

2.	PROPOSAL 2. TERMINATION AMENDMENT — To amend the Investment Management Trust Agreement, dated October 3, 2022, by and between the Company and Continental Stock Transfer & Trust Company (the “Trustee”), to allow the Company to extend the date on which the Trustee must liquidate the trust account established by the Company in connection with the initial public offering (“IPO”) of the Company (the “trust account”) if the Company has not completed its initial business combination, on a monthly basis up to twelve times from May 6, 2025 to May 6, 2026 by depositing into the trust account the lesser of $20,000 or $0.033 per public share for each one-month Extension (the “Trust Amendment Proposal”).

For ☐ Against ☐ Abstain ☐

3.	PROPOSAL 3. DIRECTOR ELECTION — To re-elect five directors to the Company’s board of directors until the next annual meeting of stockholders following this annual meeting or until such director’s successor is elected and qualified (the “Director Proposal”).

For ☐ Against ☐ Abstain ☐

4.	PROPOSAL 4. AUDITOR RATIFICATION — To ratify the appointment by our audit committee of UHY LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2024 (the “Auditor Proposal”).

For ☐ Against ☐ Abstain ☐

5.	PROPOSAL 5. ADJOURNMENT — To approve the adjournment of the Annual Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Extension Amendment Proposal or the Trust Amendment Proposal or if the Company determines that additional time is necessary to effectuate the Extension. The Adjournment Proposal will only be presented at the Annual Meeting if there are not sufficient votes for, or otherwise in connection with, the approval of the Extension Amendment Proposal and the Trust Amendment Proposal (the “Adjournment Proposal”).

For ☐ Against ☐ Abstain ☐

NOTE: IN HIS DISCRETION, THE PROXY HOLDER IS AUTHORIZED TO VOTE UPON SUCH OTHER MATTER OR MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING AND ANY ADJOURNMENT(S) THEREOF.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATION ABOVE. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED “FOR” EACH PROPOSAL AND, AT THE DISCRETION OF THE PROXY HOLDER, ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.

Dated:______
Signature of Stockholder

PLEASE PRINT NAME

Certificate Number(s)

Total Number of Shares Owned

Sign exactly as your name(s) appears on your stock certificate(s). A corporation is requested to sign its name by its President or other authorized officer, with the office held designated. Executors, administrators, trustees, etc., are requested to so indicate when signing. If a stock certificate is registered in two names or held as joint tenants or as community property, both interested persons should sign.

PLEASE COMPLETE THE FOLLOWING:

I plan to attend the Annual Meeting (Circle one): Yes No

Number of attendees: ____________

PLEASE NOTE:

STOCKHOLDER SHOULD SIGN THE PROXY PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE AS SOON AS POSSIBLE TO ENSURE THAT IT IS RECEIVED BEFORE THE ANNUAL MEETING. PLEASE INDICATE ANY ADDRESS OR TELEPHONE NUMBER CHANGES IN THE SPACE BELOW.